UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2017

ECHOSTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-33807	26-1232727
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 706-4000
(Registrant’s telephone number, including area code)
HUGHES SATELLITE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO	333-179121	45-0897865
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

100 INVERNESS TERRACE E.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2017, EchoStar Corporation (“EchoStar”) and certain subsidiaries of EchoStar entered into a Share Exchange Agreement (the “Share Exchange Agreement”) among DISH Network Corporation (“DISH”), DISH Network L.L.C., an indirect wholly owned subsidiary of DISH (“DNLLC”), DISH Operating L.L.C., a direct wholly owned subsidiary of DNLLC (“DOLLC” and, collectively with DISH and DNLLC, the “DISH Parties”), EchoStar, EchoStar Broadcasting Holding Parent L.L.C., a direct wholly owned subsidiary of EchoStar’s subsidiary Hughes Satellite Systems Corporation (“EB LLC”), EchoStar Broadcasting Holding Corporation, a direct wholly owned subsidiary of EB LLC (“EB Corp”), EchoStar Technologies Holding Corporation, a direct wholly owned subsidiary of EchoStar (“ET Corp”), and EchoStar Technologies L.L.C., a direct wholly owned subsidiary of EchoStar.

Pursuant to the Share Exchange Agreement, among other things: (i) EchoStar will receive all of the shares of EchoStar Tracking Stock (defined below) owned by DNLLC in exchange for 100% of the equity interests of ET Corp, which will hold that portion of the EchoStar Technologies business segment of EchoStar that (a) designs, develops and distributes secure end-to-end video technology solutions including digital set-top boxes and related products and technology, primarily for satellite TV service providers and telecommunication companies, (b) provides TV Anywhere technology through Slingbox® units directly to consumers via retail outlets and online, as well as to the pay-TV operator market, and (c) includes Move Networks, an over-the-top, Streaming Video on Demand platform business, which includes assets acquired from Sling TV Holding L.L.C. (formerly DISH Digital Holding L.L.C.) and primarily provides support services to DISH’s Sling TV™ operations, and (ii) EB LLC will receive all of the shares of HSS Tracking Stock (defined below) owned by DOLLC in exchange for 100% of the equity interests of EB Corp, which will hold EchoStar’s business of providing online video delivery and satellite video delivery for broadcasters and pay-TV operators, including satellite uplinking/downlinking, transmission services, signal processing, conditional access management and other services ((i) and (ii) collectively, the "Share Exchange"). The Share Exchange has been structured in a manner to be a tax-free exchange for each of EchoStar and DISH.

In March 2014, EchoStar and its subsidiary Hughes Satellite Systems Corporation (“HSS”) each issued shares of preferred stock (the “EchoStar Tracking Stock” and “HSS Tracking Stock,” respectively, and together, the “Tracking Stock”) to DNLLC and DOLLC, respectively. The Tracking Stock tracks the economic performance of the residential retail satellite broadband business of our Hughes segment, including certain operations, assets and liabilities attributed to such business (collectively, the “Hughes Retail Group” or “HRG”), and represents in the aggregate an 80.0% economic interest in the Hughes Retail Group (the EchoStar Tracking Stock representing a 51.89% and the HSS Tracking Stock representing a 28.11% economic interest in the Hughes Retail Group, respectively). For more information regarding the Tracking Stock, see Note 4 to the consolidated financial statements in our most recent Quarterly Report on Form 10-Q and Note 4 to the consolidated financial statements in our most recent Annual Report on Form 10-K.

Following the closing of the Share Exchange, the Tracking Stock will be retired and all agreements, arrangements and policy statements with respect to the Tracking Stock will terminate and be of no further effect. The Share Exchange is expected to be consummated three business days after the satisfaction or waiver of all of the closing conditions to the transaction (other than conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction of those conditions at such time), but no earlier than February 28, 2017. The Share Exchange Agreement provides for customary termination rights of EchoStar and DISH, including the right of either party to terminate the Share Exchange Agreement if the Share Exchange has not closed by March 31, 2017. No assurance can be given that the Share Exchange will be consummated on the terms or within the time frame disclosed, or at all.

Assets and Liabilities

Pursuant to the Share Exchange Agreement, EchoStar will transfer the assets used, contemplated for use or held for use, in each case, primarily in the ownership, operation or conduct of, or relating primarily to, the transferring businesses as well as certain investments in joint ventures, spectrum licenses and certain real estate properties (collectively, the “Transferred Assets”). From and after the closing, DISH generally will assume all liabilities to the extent primarily arising from or resulting from the operation of the transferring businesses or the ownership of Transferred Assets as a result of acts or omissions occurring prior to, on or after the closing date, including third-party product liabilities for products manufactured, sold or distributed prior to, on or after the closing date, as well as certain liabilities expressly agreed to by the parties (collectively, the “Assumed Liabilities”) regardless of when or where such Assumed Liabilities arise. EchoStar generally will retain all assets that are not Transferred Assets (the “Retained Assets”) and generally will be responsible for a limited set of liabilities comprising (i) certain pre-closing indebtedness primarily relating to the transferring businesses, (ii) certain employee related liabilities, (iii) liabilities incurred by EchoStar in connection with the Share Exchange, and (iv) certain liabilities expressly agreed to by the parties (together, the “Excluded Liabilities”).

Representations and Warranties; Covenants

The Share Exchange Agreement contains customary representations and warranties by the parties, including representations by EchoStar related to the Transferred Assets and Assumed Liabilities and the financial condition of the transferring businesses. Prior to closing, EchoStar and its subsidiaries have agreed to conduct the transferring businesses in the ordinary course and not to undertake specified actions without the written consent of DISH. The parties will cooperate and each use commercially reasonable efforts to make certain Federal Communications Commission (the “FCC”) filings, notifications and submissions in order to obtain necessary regulatory approvals.

Closing Conditions

The parties’ obligations to close the Share Exchange are subject to mutual conditions, including, among other things: (a) the receipt of consents for applicable FCC authorizations; (b) the absence of any governmental action or proceeding (i) challenging or prohibiting the Share Exchange Agreement or the transactions contemplated thereby or (ii) directly involving the transferring entities or the DISH Parties that would materially impair the DISH Parties’ ability to own or operate the transferring businesses; (c) the completion by EchoStar of the steps necessary for the Transferred Assets and Assumed Liabilities to be owned by the transferring entities and their respective subsidiaries; (d) the absence of any governmental order prohibiting the consummation of the Share Exchange Agreement or the transactions contemplated thereby; and (e) the receipt of certain documents delivered at closing, including receipt of tax opinions from EchoStar's and DISH's respective counsel regarding the tax treatment of the Share Exchange.

DISH’s obligations to close the Share Exchange are subject to the fulfillment of certain conditions, including, among other things: (a) the accuracy as of signing and as of the closing of EchoStar’s representations and warranties; (b) the repayment of outstanding indebtedness of the transferring entities and their respective subsidiaries; and (d) receipt of certain historical financial information for the transferring businesses.

EchoStar’s obligations to close the Share Exchange are subject to the fulfillment of certain conditions, including, among other things: (a) the accuracy as of signing and as of the closing date of DISH’s representations and warranties; and (b) the satisfactory completion of certain testing on the operations of EchoStar’s recently launched EchoStar XIX satellite.

Indemnification

EchoStar and DISH have agreed to customary indemnification provisions whereby each party indemnifies the other against certain losses with respect to breaches of representations, warranties or covenants. In addition, EchoStar has agreed to indemnify DISH against certain losses with respect to the Excluded Liabilities and DISH has agreed to indemnify EchoStar against certain losses with respect to the Assumed Liabilities. Each of DISH and

EchoStar has agreed to indemnify the other if certain actions undertaken by it causes the transaction to be taxable to the other party after closing. Certain indemnification obligations of the parties are subject to customary limitations and the indemnification obligations for breaches of representations and warranties generally survive until March 31, 2018.

Other Related Agreements

In connection with the Share Exchange, EchoStar and DISH and certain of their subsidiaries will, at the closing of the Share Exchange, enter into certain customary related agreements covering, among other things, matters such as taxes, employee matters, intellectual property matters and the provision of transitional services.

A substantial majority of the voting power of EchoStar and DISH is owned by Charles W. Ergen, EchoStar’s Chairman, and by certain trusts established by Mr. Ergen for the benefit of his family. In addition, EchoStar and DISH and their subsidiaries are parties to certain agreements pursuant to which they obtain certain products, services and rights from each other. For more information, see Note 16 to the consolidated financial statements in our most recent Quarterly Report on Form 10-Q.

The foregoing description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by the terms of the Share Exchange Agreement. A copy of the Share Exchange Agreement will be filed by the Corporation as an exhibit its Quarterly Report on Form 10-Q for the quarter ending March 31, 2017.

On January 31, 2017, EchoStar issued a press release announcing the execution of the Share Exchange Agreement.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This document may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this report, the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “project,” “plans,” and similar expressions and the use of future dates are intended to identify forward looking statements. Although management believes that the expectations reflected in these forward looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions. See “Risk Factors” in EchoStar’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2016 filed with the Securities and Exchange Commission (the “SEC”) and in the other documents EchoStar file with the SEC from time to time.  The forward-looking statements speak only as of the date made, and EchoStar expressly disclaims any obligation to update these forward-looking statements.

Item 2.02.              Results of Operations and Financial Condition.

EchoStar is furnishing certain information for the year ended December 31, 2016 as set forth on Exhibit 99.2 hereto, which is incorporated by reference herein.

The information contained in this Item 2.02 is being furnished and shall not be deemed “filed” with the SEC or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 7.01.              Regulation FD Disclosure.

EchoStar will host a conference call to discuss the transaction on February 1, 2017 at 9:00 a.m. Eastern Time. A presentation is currently available for download and viewing during the call on EchoStar’s website at http://sats.client.shareholder.com/events.cfm.
The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” with the SEC or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act or the Exchange Act.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
Exhibit 99.1	Press release dated January 31, 2017 issued by EchoStar Corporation
Exhibit 99.2	Certain Information Regarding EchoStar Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

HUGHES SATELLITE SYSTEMS CORPORATION

Date: January 31, 2017	By:	/s/ Dean A. Manson
Dean A. Manson
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.         Exhibit

Exhibit 99.1          Press release dated January 31, 2017 issued by EchoStar Corporation
Exhibit 99.2          Certain Information Regarding EchoStar Corporation